SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 13, 2007
Date of Report (Date of earliest event reported)
PAYLESS SHOESOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)
3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)
(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
This attached presentation may be deemed to be solicitation material in respect of the proposed acquisition of Stride Rite by Payless. In connection with the proposed acquisition, Payless and Stride Rite intend to file relevant materials with the SEC, including Stride Rite’s proxy statement on Schedule 14A. SHAREHOLDERS OF STRIDE RITE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STRIDE RITE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Stride Rite shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Stride Rite. Such documents are not currently available.
This communication may also be deemed to be solicitation material in respect of the proposed amendment to the certificate of incorporation of Payless. In connection with the amendment to the certificate of incorporation, Payless intends to file relevant materials with the SEC, including Payless’s proxy statement on Schedule 14A. STOCKHOLDERS OF PAYLESS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PAYLESS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT TO PAYLESS’S CERTIFICATE OF INCORPORATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Payless stockholders will receive information at an appropriate time on how to obtain documents related to the amendment of the certificate of incorporation for free from Payless. Such documents are not currently available.
Payless and its directors and executive officers, and Stride Rite and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stride Rite common stock in respect of the proposed transaction. Payless and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Payless common stock in respect of the proposed amendment of Payless’s Certificate of Incorporation. Information about the directors and executive officers of Payless is set forth in Payless’ Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on April 3, 2007. Information about the directors and executive officers of Stride Rite is set forth in the proxy statement for Stride Rite’s most recent 10-K, which was filed with the SEC on February 13, 2007. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers, and Stride Rite and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers in the proposed amendment to Payless’s Certificate of Incorporation by reading the proxy statement regarding the amendment of the certificate of incorporation when it becomes available.
On June 13, 2007, the Company first used the presentation attached as Exhibit 99. The presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT #	DESCIPTION

99.1	Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLESS SHOESOURCE, INC.
Date: June 13, 2007	By:	/s/ Ullrich E. Porzig
Ullrich E. Porzig
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentation